SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                October 20, 2004
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                        (Date of earliest event reported)

                   Harleysville Savings Financial Corporation
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             (Exact name of registrant as specified in its charter)

        Pennsylvania                      0-29709                 23-3028464
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(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

271 Main Street, Harleysville, Pennsylvania                          19438
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 (Address of principal executive offices)                          (Zip Code)

                                 (215) 256-8828
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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              (Former name, former address and former fiscal year,
                         if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits
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      (a)   Not applicable.

      (b)   Not applicable.

      (c)   The following exhibit is included with this Report:

      Exhibit No.                Description
      -----------                -----------

      99.1                       Press Release, dated October 20, 2004

Item 2.02. Results of Operations and Financial Condition
           ---------------------------------------------

      On October 20, 2004, Harleysville Savings Financial Corporation issued a press release announcing its results of operations for the quarter and twelve months ended September 30, 2004. A copy of the press release is included as
Exhibit 99.1 and is incorporated herein by reference.

      This information, including the press release filed as Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      Harleysville Savings Financial Corporation

                                      By: /s/ Brendan J. McGill
                                          --------------------------------------
                                         Name:  Brendan J. McGill
                                         Title: Senior Vice President and Chief
                                                Financial Officer

                                                Date: October 20, 2004


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